UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 24, 2011

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On August 24, 2011, the following three credit agreements were entered into by DPL Inc. (“DPL”) or DPL’s principal subsidiary, The Dayton Power and Light Company (“DP&L”), as applicable:

1.   On August, 24, 2011, DPL entered into a credit agreement among DPL, PNC Bank, National Association (“PNC Bank”), as administrative agent, Bank of America, N.A. (“Bank of America”), Fifth Third Bank and U.S. Bank, National Association (“US Bank”), as co-syndication agents, Bank of America, as documentation agent, and other lenders party to the credit agreement (the “PNC Bank Credit Agreement”).  In addition to PNC Bank, Fifth Third Bank, US Bank and Bank of America, the lenders currently include Wells Fargo Bank, Huntington Bank and UBS Loan Finance, LLC.

The PNC Bank Credit Agreement is a $425 million unsecured term loan facility which matures on August 24, 2014.  DPL may make two draw downs under the PNC Bank Credit Agreement that may be made through the earlier of (i) the closing date of the pending merger of DPL with a subsidiary of The AES Corporation (the “Merger”) or (ii) March 31, 2013.  Funds borrowed under the PNC Bank Credit Agreement may be used for general corporate purposes, including as a commercial paper backstop.

On August 30, 2011, DPL borrowed $300 million in one draw down under the PNC Bank Credit Agreement, in part, to pay in full the $297,375,000 principal amount due to the holders of DPL’s 6.875% Senior Notes due September 1, 2011.

Funds borrowed under the PNC Bank Credit Agreement may be prepaid at any time and must be prepaid with the proceeds of certain (i) debt or equity issuances by DPL or (ii) sales of property by DPL and its subsidiaries.

The PNC Bank Credit Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, two financial covenants.  The first financial covenant requires DPL’s total debt to total capitalization ratio not to exceed 0.65 to 1.00 prior to consummation of the Merger and 0.70 to 1.00 after consummation of the Merger, and the second financial covenant, applicable only under certain circumstances if DPL’s credit ratings were to be below investment grade, requires DPL’s consolidated earnings before interest, taxes, depreciation and amortization to consolidated interest charges ratio to be not less than 2.50 to 1.00, all as determined in accordance with the terms of the PNC Bank Credit Agreement.

At DPL’s option, interest accrues on the loans made under the PNC Bank Credit Agreement, at either the Eurodollar Rate (as defined in the PNC Bank Credit Agreement) plus a specified margin, or the Base Rate (which is the highest of (i) the federal funds open rate plus 0.50%, (ii) PNC Bank’s prime rate or (iii) the Eurodollar Rate plus

1.00%) plus a specified margin.  The PNC Bank Credit Agreement also requires that DPL pay unused commitment fees and customary administrative agent and other fees.  DPL also has the right to terminate the commitments provided for under the PNC Bank Credit Agreement.

The foregoing description of the PNC Bank Credit Agreement is qualified in its entirety by reference to the PNC Bank Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

2.     On August 24, 2011, DPL entered into a credit agreement among DPL, U.S. Bank, as administrative agent, swing line lender and a letter of credit issuer, Bank of America, Fifth Third Bank and PNC Bank, as co-syndication agents, Bank of America, as documentation agent, and other lenders from time to time party to the credit agreement (the “US Bank Credit Agreement”).  In addition to US Bank, Bank of America, Fifth Third Bank and PNC Bank, the lenders currently include Wells Fargo Bank, Huntington Bank and UBS Loan Finance, LLC.

The US Bank Credit Agreement is a $125 million unsecured revolving credit facility which contains a $125 million sublimit for the issuance of standby letters of credit and a $10 million sublimit for swingline loans.  Funds may be prepaid at any time and DPL has the right to permanently reduce or terminate the lenders’ commitments provided for under the US Bank Credit Agreement.

Funds provided under the US Bank Credit Agreement may be used for general corporate purposes, including as a commercial paper backstop.  Unless the lenders’ commitments are terminated earlier in accordance with the US Bank Credit Agreement, the revolving loans and swing line loans provided for under the US Bank Credit Agreement are available until August 24, 2014.

At DPL’s option, interest accrues on the loans made under the US Bank Credit Agreement at either the Eurodollar Rate (as defined in the US Bank Credit Agreement)  plus a specified margin, or the Base Rate (which is the highest of (i) the federal funds rate plus 0.50%, (ii) US Bank’s prime rate or (iii) the Eurodollar Rate plus 1.00%) plus a specified margin.  The US Bank Credit Agreement also requires that DPL pay unused commitment fees and customary administrative agent, letter of credit and other fees.  There are no outstanding revolving loans, swing line loans or letters of credit under the US Bank Credit Agreement as of the date of this report.

The US Bank Credit Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, two financial covenants.  The first financial covenant requires DPL’s total debt to total capitalization ratio not to exceed 0.65 to 1.00 prior to consummation of the Merger and 0.70 to 1.00 after consummation of the Merger, and the second financial covenant, applicable only under certain circumstances if DPL’s credit ratings were to be below investment grade, requires DPL’s consolidated earnings before interest, taxes, depreciation and amortization to consolidated interest charges ratio to be not less than 2.50 to 1.00, all as determined in accordance with the terms of the US Bank Credit Agreement.

The foregoing description of the US Bank Credit Agreement is qualified in its entirety by reference to the US Bank Credit Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

3.     On August 24, 2011, DP&L entered into a credit agreement among DP&L, Fifth Third Bank, as administrative agent, swing line lender and a letter of credit issuer, Bank of America, U.S. Bank and PNC Bank, as co-syndication agents, Bank of America, as documentation agent, and other lenders from time to time party to the credit agreement (the “Fifth Third Bank Credit Agreement”).  In addition to Fifth Third Bank, Bank of America, US Bank and PNC Bank, the lenders currently include JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), Wells Fargo Bank, Huntington Bank and UBS Loan Finance, LLC.

The Fifth Third Bank Credit Agreement is a $200 million unsecured revolving credit facility which contains a $50 million sublimit for the issuance of standby letters of credit and a $20 million sublimit for swingline loans.  Subject to customary conditions and the approval of any lender whose commitment would be increased, DP&L has the option to increase the maximum principal amount available under the Fifth Third Bank Credit Agreement by up to an additional $50 million, for a total maximum available amount of $250 million.  None of the lenders under the Fifth Third Bank Credit Agreement has committed at this time or is obligated to provide any such increase in the commitments.  Funds may be prepaid at any time and DP&L has the right to permanently reduce or terminate the lenders’ commitments provided for under the Fifth Third Bank Credit Agreement.

Funds provided under the Fifth Third Bank Credit Agreement may be used for general corporate purposes, including as a commercial paper backstop.  Unless the lenders’ commitments are terminated earlier in accordance with the Fifth Third Bank Credit Agreement, the revolving loans and swing line loans provided for under the Fifth Third Bank Credit Agreement are available until August 24, 2015.  There are no outstanding revolving loans, swing line loans or letters of credit under the Fifth Third Bank Credit Agreement as of the date of this report.

The Fifth Third Bank Credit Agreement includes customary representations, warranties and covenants, and acceleration, indemnity and events of default provisions, including, among other things, a financial covenant that requires DP&L’s total debt to total capitalization ratio not to exceed 0.65 to 1.00.

At DP&L’s option, interest accrues on the loans made under the Fifth Third Bank Credit Agreement, at either the Eurodollar Rate (as defined in the Fifth Third Bank Credit Agreement) plus a specified margin, or the Base Rate (which is the highest of (i) the federal funds rate plus 0.50%, (ii) Fifth Third Bank’s prime rate or (iii) the Eurodollar Rate plus 1.00%) plus a specified margin.  The Fifth Third Bank Credit Agreement also requires that DP&L pay unused commitment fees and customary administrative agent, letter of credit and other fees.

The foregoing description of the Fifth Third Bank Credit Agreement is qualified in its entirety by reference to the Fifth Third Bank Credit Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Each of the lenders party to the Fifth Third Bank Credit Agreement, other than JPMorgan Chase Bank, is also party to the PNC Bank Credit Agreement and US Bank Credit Agreement as described above.  In addition, Bank of America, JPMorgan Chase Bank, Fifth Third Bank, PNC Bank and US Bank are among the lenders to an existing DP&L $200 million revolving credit facility that is available through April 20, 2013 (the “Existing Credit Agreement”).  JPMorgan Chase also is party to existing reimbursement agreements (the “Existing Reimbursement Agreements”) with DP&L related to letters of credit issued by JPMorgan Chase Bank to secure DP&L’s obligations to repay $100 million in funds that DP&L borrowed from the Ohio Air Quality Development Authority on December 4, 2008, in connection with the authority’s issuance on that date of pollution control bonds due November 1, 2040.  These and other parties to the PNC Bank Credit Agreement, US Bank Credit Agreement and Fifth Third Bank Credit Agreement and/or their affiliates provide, have provided or may in the future provide other services, such as banking, cash management, custodial, financial advisory and general financing services, to DPL and/or its affiliates on commercial terms for which they have received, or may in the future receive, customary fees and expenses.

Item 1.02               Termination of a Material Definitive Agreement.

In connection with DP&L entering into the Fifth Third Bank Credit Agreement described in Item 1.01 above, on August 29, 2011, DP&L, without incurring any penalties, voluntarily terminated in whole the commitments available under the credit agreement, dated as of November 21, 2006, among DP&L, the lending institutions named in the credit agreement and KeyBank National Association, as administrative agent and lead arranger (as amended by Amendment No. 1 to Credit Agreement, dated as of April 9, 2009, the “KeyBank Credit Agreement”).  The KeyBank Credit Agreement had been scheduled to mature by its terms on November 21, 2011.

The KeyBank Credit Agreement had provided, on an unsecured basis, for revolving loans and letters of credit for general corporate purposes.  The maximum principal amount of all revolving loans and letters of credit that had been available under the KeyBank Credit Agreement was $220 million at any one time.  In addition, letters of credit had been subject to a sub-limit not to exceed $50 million at any one time.  Subject to customary conditions and the approval of any lender whose commitment would be increased, DP&L also had the option to increase the maximum principal amount available under the KeyBank Credit Agreement by up to an additional $50 million, for a total maximum available amount of $270 million.  There were no outstanding loans or letters of credit under the KeyBank Credit Agreement at the time of its termination.

Fifth Third Bank, which is a party to the PNC Bank Credit Agreement, US Bank Credit Agreement, Fifth Third Bank Credit Agreement and Existing Credit Agreement as described in Item 1.01 above, and JPMorgan Chase Bank, which is a party to the Fifth Third Bank Credit Agreement, Existing Credit Agreement and Existing Reimbursement Agreements as described in Item 1.01 above, were also lenders under the KeyBank Credit Agreement.

The foregoing description of the KeyBank Credit Agreement is qualified in its entirety by reference to the KeyBank Credit Agreement, a copy of which has been filed with the Securities and Exchange Commission as Exhibit 10(aa) to DP&L’s Report on Form 10-K for the year ended December 31, 2009 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)                                  Exhibits.

10.1

Credit Agreement, dated as of August 24, 2011, among DPL Inc., PNC Bank, National Association, as Administrative Agent, Bank of America, N.A., Fifth Third Bank and U.S. Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

10.2

Credit Agreement, dated as of August 24, 2011, among DPL Inc., U.S. Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, Bank of America, N.A., Fifth Third Bank and PNC Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

10.3

Credit Agreement, dated as of August 24, 2011, among The Dayton Power and Light Company, Fifth Third Bank, as Administrative Agent, Swing Line Lender and an L/C Issuer, Bank of America, N.A., U.S. Bank, National Association and PNC Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

Forward Looking Statements

Certain statements contained in this document are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Matters discussed in this document that relate to events or developments that are expected to occur in the future, including those related to DPL’s 6.875% Senior Notes and the proposed merger transaction involving DPL and AES, management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements.  Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management.  These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions.  Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; a material deterioration in DPL’s retail and/or wholesale businesses and assets; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development and operation of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DP&L has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; an otherwise material adverse change in the business, assets, financial condition or results of operations of DPL; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission.  Regarding the proposed merger with AES, there can be no assurance as to the timing of the closing of the merger, or whether the merger will close at all.  DPL has filed a definitive proxy statement with the Securities and Exchange Commission on August 5, 2011, and a correction to the definitive proxy statement with the Securities and Exchange Commission on August 24, 2011, and has also mailed the definitive proxy statement to its shareholders with respect to the proposed merger. Shareholders may obtain a free copy of the definitive proxy statement, as well as any supplements or amendments thereto and other filings made by DPL regarding DPL, AES and the proposed transaction, at no charge, at the Securities and Exchange Commission’s Web site (http://www.sec.gov) or by directing a request to DPL at communications@dplinc.com. Shareholders are encouraged to read the definitive proxy statement regarding the proposed merger in its entirety, because it contains important information about the merger.

Forward-looking statements speak only as of the date of the document in which they are made.  DPL disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: August 30, 2010
/s/ Arthur G. Meyer
	Name:	Arthur G. Meyer
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

10.1

Credit Agreement, dated as of August 24, 2011, among DPL Inc., PNC Bank, National Association, as Administrative Agent, Bank of America, N.A., Fifth Third Bank and U.S. Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

E

10.2

Credit Agreement, dated as of August 24, 2011, among DPL Inc., U.S. Bank, National Association, as Administrative Agent, Swing Line Lender and an L/C Issuer, Bank of America, N.A., Fifth Third Bank and PNC Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

E

10.3

Credit Agreement, dated as of August 24, 2011, among The Dayton Power and Light Company, Fifth Third Bank, as Administrative Agent, Swing Line Lender and an L/C Issuer, Bank of America, N.A., U.S. Bank, National Association and PNC Bank, National Association, as Co-Syndication Agents, Bank of America, N.A., as Documentation Agent, and the other lenders party to the Credit Agreement

E